UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  October 15, 2010

CHINA PEDIATRIC PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52007	20-2718075
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

9th Floor, No. 29 Nanxin Street Xi'an, Shaanxi Province People’s Republic of China 710004
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:   (86) 29-8727-1818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K that China Pediatric Pharmaceuticals, Inc. (the “Company”) filed with the SEC on December 10, 2010 concerning the issuance of shares of common stock to four consultants to file as exhibits consulting agreements entered into between the Company and the consultants.

Item 3.02. Unregistered Sales of Equity Securities.

On October 15, 2010, the board of directors of China Pediatric Pharmaceuticals, Inc. (the “Company”), approved the issuance of an aggregate of 1,470,000 shares of common stock to be issued to 4 individuals, Hongtao Wang, Guiping Zhang, Weibing Lu, and Jun Pu, as consideration for certain consulting services to be provided to the Company’s indirect wholly-owned subsidiary, Coova Children Pharmaceuticals Technology (Xi’an) Co. Ltd.   Such consulting services shall include, but not be limited to, matters related to mergers and acquisitions, management buy-outs, restructuring, asset management, investment, and financing.

The issuance of shares of common stock pursuant to the Agreement are exempt from registration in reliance upon Regulation S and Section 4(2) of the Securities Act of 1933, as amended.  The consultants issued the above-mentioned shares are non-U.S. persons, as defined in Rule 902(k) of Regulation S. In addition, the Company’s shares will be issued without registration under Section 5 of the Securities Act in reliance on the exemption from registration contained in Section 4(2) of the Securities Act. Specifically, (1) the Company had determined that subject individuals were knowledgeable and experienced in finance and business matters and thus they are able to evaluate the risks and merits of acquiring our securities; (2) they had advised the Company that they were able to bear the economic risk of purchasing the Company’s common stock; (3) the Company had provided them with access to the type of information normally provided in a prospectus; and (4) the Company did not use any form of public solicitation or general advertising in connection with the issuance of the shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.01	Consulting Services Agreement, dated as of March 22, 2011 and effective as of October 15, 2010, by and between China Pediatric Pharmaceuticals, Inc. and Wei Bing Lu
10.02	Consulting Services Agreement, dated as of March 22, 2011 and effective as of October 15, 2010, by and between China Pediatric Pharmaceuticals, Inc. and Hong Tao Wang
10.03	Consulting Services Agreement, dated as of March 22, 2011 and effective as of October 15, 2010, by and between China Pediatric Pharmaceuticals, Inc. and Jun Pu
10.04	Consulting Services Agreement, dated as of March 22, 2011 and effective as of October 15, 2010, by and between China Pediatric Pharmaceuticals, Inc. and Gui Ping Zhang

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2011

CHINA PEDIATRIC PHARMACEUTICALS, INC.

By:	/s/Jun Xia
Jun Xia
Chief Executive Officer

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